This is filed pursuant to Rule 497(e).

AllianceBernstein Variable Products Series Fund, Inc.
File Nos. 33-18647 and 811-5398.



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ALLIANCEBERNSTEIN INVESTMENT
RESEARCH AND MANAGEMENT [LOGO] SM


                                     ALLIANCEBERNSTEIN VARIABLE
                                     PRODUCTS SERIES FUND, INC.
                                     AllianceBernstein Premier Growth Portfolio

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Supplement dated November 14, 2003 to the Prospectuses dated May 1, 2003 of
AllianceBernstein Variable Products Series Fund, Inc. that offer the Class A and Class B shares of AllianceBernstein Premier Growth Portfolio (the "Portfolio"). This Supplement replaces certain information relating to the Portfolio under the headings "Risk/Return Summary" and "Description of the Portfolios-Investment Objectives and Principal Policies" in the Prospectuses.


RISK/RETURN SUMMARY


AllianceBernstein Premier Growth Portfolio


Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance selects the Portfolio's investments from a research universe of approximately 500 companies.


Normally, the Portfolio invests in about 40-60 companies which Alliance believes have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects. The 25 most highly regarded of these companies usually constitute approximately 70% of the Portfolio's net assets. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline. The Portfolio also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.


Among the principal risks of investing in the Portfolio are market risk and focused portfolio risk. Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Portfolio's investments in foreign securities have foreign risk and currency risk.


DESCRIPTION OF THE PORTFOLIOS


INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES


AllianceBernstein Premier Growth Portfolio


The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.


Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of approximately 500 companies. An emphasis is placed on identifying companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Alliance also looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.


In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly 39 fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline..


Alliance expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index. The Portfolio also may:


          - invest up to 20% of its net assets in convertible securities;


          - invest up to 20% of its total assets in foreign securities;


          - purchase and sell exchange-traded index options and stock index futures contracts;


          - write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;


          - make short sales "against the box" of up to 15% of its net assets;


          - invest up to 5% of its net assets in rights or warrants;


          - invest up to 10% of its total assets in illiquid securities; and


          - make loans of portfolio securities up to 33 1/3% of its total assets (including collateral for any security loaned).


Because the Portfolio invests in a smaller number of securities than many other equity portfolios, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.


You should retain this Supplement for future reference.

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